Exhibit 10.5
Composite Form of Amendment No. 2 to the Supplemental Executive Retirement
Benefits Agreement for Mses. Carriere and Triche and Mr. Cutrer

AMENDMENT NO. 2 TO THE
SUPPLEMENTAL EXECUTIVE RETIREMENT BENEFITS AGREEMENT
This Amendment No. 2 (this “Amendment”) to the Supplemental Executive Retirement Benefits Agreement (the “Agreement”) is made by and between Red River Bank, a Louisiana banking corporation (“Bank”), and [Executive] (“Executive”), effective as of October 1, 2016.
RECITALS
A.Bank and Executive previously entered into the Agreement; and
B.Pursuant to Section 12(1) of the Agreement, an amendment signed by an Executive and Bank shall bind both parties.
NOW, THEREFORE, the Agreement is hereby amended pursuant to this Amendment as follows:
1.Section 2(a) of the Agreement is hereby amended to add the following sentence at the end of the section: “If Executive becomes deceased after the commencement of payments under this Section 2(a), but prior to the 15th anniversary of the Retirement Date, payments shall continue to be paid to the Executive’s beneficiary, determined in accordance with Section 13, at the same time and in the same form as they would have been paid to Executive had Executive not deceased.”
2.Section 2(b) of the Agreement is hereby amended to add the following sentence at the end of the section: “If Executive becomes deceased after the commencement of payments under this Section 2(b), but prior to the fifteenth (15th) anniversary of the Full Benefits Date, payments shall continue to be paid to the Executive’s beneficiary, determined in accordance with Section 13, at the same time and in the same form as they would have been paid to Executive had Executive not deceased.”
3.Section 2(c) of the Agreement is hereby deleted in its entirety and replaced with the following:
(c)Disability. If Executive becomes Substantially Disabled (as hereinafter defined) and Executive’s full-time employment with Bank is terminated by Bank prior to the Full Benefits Date as a result, Bank shall pay to Executive the Limited Benefit annually, payable monthly beginning on the first business day of the calendar month following the Disability Determination Date (as hereinafter defined). For purposes of this Agreement, the term “Substantial Disability” shall mean the substantial physical or mental impairment of Executive which materially diminishes Executive’s ability to perform the services theretofore performed by Executive, for a period of six months or more, taking into consideration compliance by Bank with the reasonable accommodation

Exhibit 10.5
Composite Form of Amendment No. 2 to the Supplemental Executive Retirement
Benefits Agreement for Mses. Carriere and Triche and Mr. Cutrer
provisions of the Americans with Disabilities Act. The determination of whether Executive is “Substantially Disabled” shall be made by a licensed physician selected by Bank. For purposes of this Agreement, the term “Disability Determination Date” shall mean the date that is thirty (30) days following the date the Substantial Disability is determined. If Executive becomes deceased after the Disability Determination Date, but prior to the fifteenth (15th) anniversary of the Disability Determination Date, payments shall continue to be paid to the Executive’s beneficiary, determined in accordance with Section 13, at the same time and in the same form as they would have been paid to Executive had Executive not deceased until (but including) the fifteenth (15th) anniversary of the Disability Determination Date.
4.    Section 2(e) of the Agreement is hereby deleted in its entirety and replaced with the following:
(e)     Death Benefit.

(i)     Death Prior to Full Benefits Date. If Executive becomes deceased prior to the Full Benefits Date while in full-time employment with Bank or following a termination of employment with Bank for any reason other than discharge For Cause or due to Executive becoming Substantially Disabled, Executive’s beneficiary, as determined in accordance with Section 13, shall receive payment(s) in one of the following forms in accordance with Executive’s election under Section 2(e)(iii):
(A)The Limited Benefit annually, payable in monthly installments beginning on the first business day of the first calendar month after the date of death and on the first business day of each month thereafter until (but including) the fifteenth (15th) anniversary of the date of death.
(B)A lump sum cash payment, payable within 90 days of Executive’s death, equal to the present value of the payments set forth in Section 2(e)(i)(A) calculated as of the date of death based on a reasonable rate of interest as determined by Bank in its sole discretion.
For purposes of this Section 2(e)(i), the Limited Benefit shall be the value set forth on Exhibit A corresponding to the year in which Executive becomes deceased or, if earlier, the year in which Executive’s employment terminates.
(ii) Death Following Full Benefits Date. If Executive becomes deceased while in full-time employment with Bank following the Full

Exhibit 10.5
Composite Form of Amendment No. 2 to the Supplemental Executive Retirement
Benefits Agreement for Mses. Carriere and Triche and Mr. Cutrer
Benefits Date, Executive’s beneficiary, as determined in accordance with Section 13, shall receive payment(s) in one of the following forms in accordance with Executive’s election under Section 2(e)(iii):
(A)The Full Benefit annually, payable in monthly installments beginning on the first business day of the first calendar month after the date of death and on the first business day of each month thereafter until (but including) the fifteenth (15th) anniversary of the date of death.
(B)A lump sum cash payment, payable within 90 days of Executive’s death, equal to the present value of the payments set forth in Section 2(e)(ii)(A) calculated as of the date of death based on a reasonable rate of interest as determined by Bank in its sole discretion.
(iii) Deferral Election. An election under this Section 2(e) shall be made by Executive within thirty (30) days after Executive first becomes entitled to benefits under this Section 2(e), as amended by Amendment No. 2. If Executive fails to make an election under this Section 2(e)(iii), the default election shall be a lump sum cash payment under Sections 2(e)(i)(B) and 2(e)(ii)(B).
5.     The Agreement shall be amended by adding the following new Section 13 after Section 12:
13. Beneficiary Designation. Executive may from time to time name any beneficiary or beneficiaries to receive Executive’s interest in this Agreement in the event of the Executive’s death. Each designation will revoke all prior designations by Executive, shall be in a form reasonably prescribed by Bank and shall be effective only when filed by Executive in writing with Bank during Executive’s lifetime. If Executive fails to designate a beneficiary, then Executive’s designated beneficiary shall be deemed to be Executive’s estate.
6.     Exhibit A is hereby deleted in its entirety and replaced with the new Exhibit A attached hereto.

7.     Except as otherwise set forth in this Amendment No. 2, the Agreement shall remain in full force and effect.

[SIGNATURE ON NEXT PAGE]

Exhibit 10.5
Composite Form of Amendment No. 2 to the Supplemental Executive Retirement
Benefits Agreement for Mses. Carriere and Triche and Mr. Cutrer
Exhibit A
Vesting Schedule
Isabel Carriere
“Full Benefit” = $100,000
“Full Benefits Date” = May 13, 2031
Year                     Limited Benefit

October 1, 2016 to September 30, 2017	$46,429
October 1, 2017 to September 20, 2018	$50,000
October 1, 2018 to September 30, 2019	$53,571
October 1, 2019 to September 30, 2020	$57,143
October 1, 2020 to September 30, 2021	$60,714
October 1, 2021 to September 30, 2022	$64,286
October 1, 2022 to September 30, 2023	$67,857
October 1, 2023 to September 30, 2024	$71,429
October 1, 2024 to September 30, 2025	$75,000
October 1, 2025 to September 30, 2026	$78,571
October 1, 2026 to September 30, 2027	$82,143
October 1, 2027 to September 30, 2028	$85,714
October 1, 2028 to September 30, 2029	$89,286
October 1, 2029 to September 30, 2030	$92,857
October 1, 2030 to May 12, 2031	$96,429

The undersigned [Executive], (the “Executive”), hereby acknowledges that he or she has reviewed this Exhibit A to the Supplemental Executive Retirement Benefits Agreement and that all the information set forth in this Exhibit A is true and correct in all Material respects.

/s/ Isabel Carriere                        _____________________
Isabel Carriere                        DATE

Accepted:                        Red River Bank

Date:    _________________                By: /s/ R. Blake Chatelain

                            Its: President/CEO

Exhibit 10.5
Composite Form of Amendment No. 2 to the Supplemental Executive Retirement
Benefits Agreement for Mses. Carriere and Triche and Mr. Cutrer
Exhibit A
Vesting Schedule
Andrew Cutrer
“Full Benefit” = $65,600
“Full Benefits Date” = October 19, 2038
Year                     Limited Benefit

October 1, 2016 to September 30, 2017	$24,366
October 1, 2017 to September 20, 2018	$26,240
October 1, 2018 to September 30, 2019	$28,114
October 1, 2019 to September 30, 2020	$29,989
October 1, 2020 to September 30, 2021	$31,863
October 1, 2021 to September 30, 2022	$33,737
October 1, 2022 to September 30, 2023	$35,611
October 1, 2023 to September 30, 2024	$37,486
October 1, 2024 to September 30, 2025	$39,360
October 1, 2025 to September 30, 2026	$41,234
October 1, 2026 to September 30, 2027	$43,109
October 1, 2027 to September 30, 2028	$44,983
October 1, 2028 to September 30, 2029	$46,857
October 1, 2029 to September 30, 2030	$48,731
October 1, 2030 to September 30, 2031	$50,606
October 1, 2031 to September 30, 2032	$52,480
October 1, 2032 to September 30, 2033	$54,354
October 1, 2033 to September 30, 2034	$56,229
October 1, 2034 to September 30, 2035	$58,103
October 1, 2035 to September 30, 2036	$59,977
October 1, 2036 to September 30, 2037	$61,851
October 1, 2037 to October 18, 2038	$63,726

The undersigned [Executive], (the “Executive”), hereby acknowledges that he or she has reviewed this Exhibit A to the Supplemental Executive Retirement Benefits Agreement and that all the information set forth in this Exhibit A is true and correct in all Material respects.

/s/ Andrew Cutrer                    _____________________
Andrew Cutrer                        DATE

Accepted:                        Red River Bank

Date:    _________________                By: /s/ R. Blake Chatelain

                            Its: President/CEO

Exhibit 10.5
Composite Form of Amendment No. 2 to the Supplemental Executive Retirement
Benefits Agreement for Mses. Carriere and Triche and Mr. Cutrer
Exhibit A
Vesting Schedule
Debbie Triche
“Full Benefit” = $69,100
“Full Benefits Date” = April 14, 2035
Year                     Limited Benefit

October 1, 2016 to September 30, 2017	$28,072
October 1, 2017 to September 20, 2018	$30,231
October 1, 2018 to September 30, 2019	$32,391
October 1, 2019 to September 30, 2020	$34,550
October 1, 2020 to September 30, 2021	$36,709
October 1, 2021 to September 30, 2022	$38,869
October 1, 2022 to September 30, 2023	$41,028
October 1, 2023 to September 30, 2024	$43,188
October 1, 2024 to September 30, 2025	$45,347
October 1, 2025 to September 30, 2026	$47,506
October 1, 2026 to September 30, 2027	$49,666
October 1, 2027 to September 30, 2028	$51,825
October 1, 2028 to September 30, 2029	$53,984
October 1, 2029 to September 30, 2030	$56,144
October 1, 2030 to September 30, 2031	$58,303
October 1, 2031 to September 30, 2032	$60,463
October 1, 2032 to September 30, 2033	$62,622
October 1, 2033 to September 30, 2034	$64,781
October 1, 2034 to April 13, 2035	$66,941

The undersigned [Executive], (the “Executive”), hereby acknowledges that he or she has reviewed this Exhibit A to the Supplemental Executive Retirement Benefits Agreement and that all the information set forth in this Exhibit A is true and correct in all Material respects.

/s/ Debbie Triche                        _____________________
Debbie Triche                        DATE

Accepted                        Red River Bank

Date:    _________________                By: /s/ R. Blake Chatelain

                            Its: President/CEO

Exhibit 10.5
Composite Form of Amendment No. 2 to the Supplemental Executive Retirement
Benefits Agreement for Mses. Carriere and Triche and Mr. Cutrer

DESIGNATION OF BENEFICIARY FORM
UNDER THE
SUPPLEMENTAL EXECUTIVE RETIREMENT BENEFITS AGREEMENT

[Intentionally Omitted]

Exhibit 10.5
Composite Form of Amendment No. 2 to the Supplemental Executive Retirement
Benefits Agreement for Mses. Carriere and Triche and Mr. Cutrer
SUPPLEMENTAL EXECUTIVE RETIREMENT
BENEFITS AGREEMENT
DEFERRAL ELECTION

[Intentionally Omitted]